1933 Act Rule 497(e)
                                                     1933 Act File No. 33-30975
                                                     1940 Act File No. 811-5875



                        THE CROWLEY PORTFOLIO GROUP, INC.

                     THE CROWLEY GROWTH AND INCOME PORTFOLIO
                          THE CROWLEY INCOME PORTFOLIO
                  THE CROWLEY DIVERSIFIED MANAGEMENT PORTFOLIO

                     SUPPLEMENT TO THE PROSPECTUS DATED MARCH 30, 1998


The first two paragraphs under "Risk Factors-Fixed Income Securities" are deleted and replaced with the following:


Lower-Rated, High Risk Securities. Each Portfolio may invest up to 35% of its net assets in fixed-income securities that are medium investment grade or lower, which means that they have a rating of Baa or lower as determined by Moody's or BBB or lower by S&P or are of comparable quality. The Portfolios intend to invest in such securities in order to take advantage of additional investment opportunities that come to the attention of the Advisor from time to time. Any additional investments in fixed-income securities must be rated A or better by Moody's and S&P, or deemed to be of comparable quality, which means they are high investment grade or better.

Fixed-income securities that are rated Baa by Moody's or BBB by S&P or, if unrated, are of comparable quality, have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher rated fixed-income securities. Categories below this level are considered high yield, high risk securities ("junk bonds"). They are commonly called junk bonds. (See "Ratings Appendix" to this Prospectus for more rating information.) Junk bonds are predominately speculative and are subject to a substantial degree of credit risk.

The Portfolios will not invest in fixed-income securities which are rated lower than C by S&P, Ca by Moody's or similarly by another rating agency, or, if unrated, are considered to be of a lower quality than such ratings. However, the Portfolios may retain a fixed-income security whose rating drops below the minimal acceptable rating after being purchased.

Such lower-rated and unrated securities generally entail greater risk, including the possibility of default or bankruptcy of the issuers, or loss of principal or income. Such securities generally involve greater price volatility and may be more thinly traded, than securities in higher rated categories. This may adversely affect and cause large fluctuations in the daily net asset value of a Portfolio. Also, it may be difficult for the Portfolios to accurately value such securities at certain times or to sell such securities under certain market conditions. Adverse publicity and investor perceptions, whether or not based on a fundamental analysis, may decrease the values and liquidity of junk bonds. Legislative and regulatory developments also could have a material effect on junk bonds.

The economy and interest rates may affect junk bonds differently than other securities. Prices are less sensitive to interest rate changes than higher-rated securities, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. If the issuer of a junk bond defaults, the Fund may incur additional expenses to seek recovery. Changes by recognized rating agencies in their rating of any security or its issuer ordinarily have a more dramatic effect on the values of these junk bonds than on the values of higher-rated securities. Such changes will affect the Portfolios' net asset value per share. For more information regarding the risks associated with junk bonds, see "Junk Bonds" in the "Appendix - Investment Policies of Underlying Funds" to this Prospectus.

Fixed Income Securities.



                    THE EFFECTIVE DATE OF THIS SUPPLEMENT IS MAY 1, 1998